Dreyfus
Liquid Assets, Inc.

ANNUAL REPORT
December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                            Liquid Assets, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Liquid Assets, Inc., covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with senior portfolio manager Patricia A. Larkin.

When the reporting period began, investors were concerned that global economic weakness might cause a slowdown in the U.S. economy. As it turned out, these fears were unfounded. In fact, it became apparent early in the year that international and domestic economies were growing faster than analysts expected, giving rise to concerns that long-dormant inflationary pressures might re-emerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market continued to climb. Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates three times between June 30 and year-end in an attempt to forestall an acceleration of inflation. In this environment, yields on money market securities continued to rise.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Liquid Assets, Inc.

Sincerely,


/s/ Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 14, 2000




DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Liquid Assets, Inc. perform during the period?

For the 12-month period ended December 31, 1999, the fund produced a yield of 4.49% , which, taking into account the effect of compounding, created an effective yield of 4.59%.(1)

What factors influenced the fund's performance?

As 1999 began, the United States economy was marked by fears of an economic slowdown, largely a result of the Asian financial crisis. The Federal Reserve Board, in an attempt to cushion the economy from negative overseas events, had sharply lowered short-term interest rates. Global markets remained unsettled as 1999 began, but the general atmosphere of crisis lifted. As fears waned, the focus of monetary policymakers shifted back to the domestic economy, and as the economy showed no signs of slowing, the Fed began to voice concern over inflationary pressures.

The performance of the U.S. economy in the first quarter of 1999 was much stronger than expected. But while the Gross Domestic Product (GDP) grew at a rate of 4.3%, inflation remained benign. Despite a tight labor market, there was no evidence of advancing wage pressure. Many economic analysts believed that advances in technology might make it possible for the economy to grow faster than previously thought possible without igniting inflation. Notwithstanding fears that imbalances might eventually derail the nine-year expansion, the U.S. economy continued to grow as the Fed held steady on rates through the first quarter of the year.

A surprisingly large jump in the Consumer Price Index in May pushed policymakers closer to a rate hike. Although the Fed did not immediately raise interest rates, it did announce a significant shift,
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

adopting a "bias" towards tightening -- that is, raising short-term rates. With that shift in bias came a resulting shift in market psychology, as participants began to anticipate higher rates.

That highly anticipated move came in June, when at its Open Market Committee meeting, the Fed raised short-term rates by 0.25 percentage points. At the same time, however, it announced that it was shifting its bias back to neutral -- indicating no intention of an immediate further rate increase. The market hoped that this pre-emptive strike to head off the threat of inflation would signal an end to Fed tightening.

Such hopes would be short-lived as strong economic growth along with anxiety over rising wages and benefits renewed inflationary concern. At its August Open Market Committee meeting, the Fed raised short-term interest rates by an additional 0.25 percentage points, signaling its added resolve by also raising the discount rate.

The economy continued to give mixed signals to the money market throughout the third quarter. GDP growth accelerated back to a rapid 4.8%, but key indicators of employment costs, job creation and inflation were at lower levels than would be expected, given such strong economic expansion. These mixed indications led the Fed to hold off on further tightening until November, when continued fear of inflationary pressures caused it to increase short-term interest rates by another 0.25 percentage points.

When the Fed took no action at its December meeting, many analysts considered it to be an attempt to quiet markets that were concerned about potential Y2K disruption. The Fed also added significant reserves to the banking system over year-end to quell liquidity concerns, leading to temporary irregularities and wide fluctuations in short-term interest rates. Despite the temporary drop in rates over year-end due to the added reserves, many believe, now that Y2K issues have been successfully navigated, that the issue of managing sustainable growth should take center stage again.


What is the fund's current strategy?

In response to a market environment marked by rising interest rates, the fund took on a somewhat defensive strategy. We took two steps to position the fund in the current market: we shortened the fund's average maturity and built a liquidity cushion. Shorter maturities and a higher level of cash are designed to enable the fund to take advantage of a possible further rise in interest rates.

January 14, 2000

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED DAILY. BEGINNING APRIL 3, 2000, DIVIDENDS WILL BE DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                        The Fund

STATEMENT OF INVESTMENTS

December 31, 1999

                                                                                             Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--20.9%                                              Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Crestar Bank (Yankee)

   5.75%, 1/28/2000                                                                          50,000,000  (a)          50,000,000

First National Bank of Maryland

   5.00%-5.08%, 1/28/2000-2/14/2000                                                         105,000,000              104,997,924

First Tennessee Bank

   5.16%, 4/10/2000                                                                          30,000,000               29,996,834

First Union National Bank

   5.82%-6.02%, 1/19/2000-2/22/2000                                                         122,000,000              122,000,000

Lasalle National Bank

   5.83%, 2/17/2000                                                                         100,000,000              100,000,000

Marine Midland Bank N.A.

   4.93%-4.97%, 1/19/2000-1/31/2000                                                         250,000,000              250,000,198

Michigan National Bank

   5.15%-5.95%, 3/16/2000-8/23/2000                                                         115,000,000              114,983,443

National City Bank

   4.95%, 2/1/2000                                                                           49,000,000               48,998,795

U.S. Bank N.A. Minneapolis

   5.68%-5.85%, 2/22/2000-6/30/2000                                                         157,000,000              157,000,000

Union Bank of California

   5.00%-5.90%, 1/20/2000-5/10/2000                                                         150,000,000              150,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $1,127,977,194)                                                                                           1,127,977,194
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--33.8%
-----------------------------------------------------------------------------------------------------------------------------------

Atlantis One Funding Corp.

   5.91%-6.05%, 1/26/2000-3/28/2000                                                         275,000,000              271,916,293

BCI Funding Corp.

   5.94%-6.04%, 3/13/2000-4/26/2000                                                         175,000,000              172,496,889

Bank of America Corp.

   5.25%, 2/11/2000                                                                          65,000,000               64,626,160

DaimlerChrysler North America Holding Corp.

   6.07%, 4/28/2000                                                                          50,000,000               49,034,694

Den Danske Corp. Inc.

   5.92%, 4/25/2000                                                                          48,500,000               47,605,276

Donaldson Lufkin & Jenrette Inc.

   6.25%-6.27%, 1/31/2000-3/15/2000                                                         230,000,000              227,772,619

Finova Capital Corp.

   5.80%-6.05%, 2/4/2000-3/17/2000                                                          150,000,000              149,381,444

General Electric Capital Corp.

   5.58%-6.03%, 2/3/2000-6/16/2000                                                          265,000,000              261,198,725

General Electric Capital Services, Inc.

   6.06%-6.08%, 1/27/2000-4/7/2000                                                          150,000,000              148,773,973


                                                                                              Principal
COMMERCIAL PAPER (CONTINUED)                                                                 Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

   6.59%, 1/28/2000                                                                          50,000,000               49,754,375

HSBC USA Inc.

   6.11%, 4/26/2000                                                                          50,000,000               49,044,933

Heller Financial Inc.

   6.01%-6.04%, 2/15/2000-2/25/2000                                                          60,000,000               59,537,681

Morgan Stanley Dean Witter & Co.

   6.09%, 3/13/2000                                                                         100,000,000               98,800,000

Nordbanken N.A. Inc.

   6.05%, 2/11/2000                                                                          25,000,000               24,831,160

Paine Webber Group Inc.

   6.07%, 4/5/2000                                                                           50,000,000               49,214,931

Salomon Smith Barney Holdings Inc.

   5.92%, 3/14/2000                                                                         100,000,000               98,834,028

TOTAL COMMERCIAL PAPER

   (cost $1,822,823,181)                                                                                           1,822,823,181
-----------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--14.9%
-----------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Companies, Inc.

   5.41%-5.97%, 6/20/2000-11/15/2000                                                         80,000,000               80,116,958

CIT Group Holdings Inc.

   5.75%, 2/24/2000                                                                          50,000,000  (a)          49,995,661

Ford Motor Credit Corp.

   5.70%-5.99%, 5/5/2000-10/10/2000                                                         250,000,000  (a)         250,330,167

Goldman Sachs Group L.P.

   6.16%, 1/13/2000                                                                          25,000,000  (a)          25,000,272

Heller Financial Inc.

   5.58%-6.06%, 4/13/2000-10/3/2000                                                          98,000,000  (a)          98,027,002

Lehman Brothers Holdings, Inc.

   6.28%, 3/1/2000                                                                          100,000,000  (a)          99,992,200

Morgan (J.P.) & Co.

   5.03%, 2/7/2000                                                                           50,000,000               50,000,000

Salomon Smith Barney Holdings

   6.20%, 1/27/2000                                                                          50,000,000  (a)          50,000,176

Wells Fargo Bank N.A.

   5.08%-5.30%, 3/31/2000-4/3/2000                                                          100,500,000              100,498,768

TOTAL CORPORATE NOTES

   (cost $803,961,204)                                                                                               803,961,204

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
SHORT-TERM BANK NOTES--23.7%                                                                Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Bank of America

   5.12%, 2/4/2000                                                                          100,000,000              100,000,000

BankBoston N.A.

   5.10%, 1/13/2000-2/1/2000                                                                 55,000,000               55,000,000

Branch Bank & Trust Co.

   5.71%, 3/1/2000                                                                           43,800,000  (a)          43,796,414

Chase Manhattan Corp.

   6.05%, 1/21/2000                                                                          53,000,000  (a)          52,989,000

Comerica Bank

   5.82%, 6/12/2000                                                                          50,000,000  (a)          49,951,063

First Tennessee Bank

   5.30%, 3/3/2000                                                                           50,000,000               49,998,366

First Union National Bank

   5.69%, 5/17/2000                                                                         100,000,000  (a)         100,000,000

Fleet National Bank

   5.71%, 3/15/2000                                                                          60,300,000  (a)          60,292,618

Harris Trust & Savings Bank

   5.08%-5.69%, 2/17/2000-4/19/2000                                                         157,000,000  (a)         156,991,536

Huntington National Bank

   5.70%-5.72%, 3/13/2000-7/3/2000                                                          240,000,000  (a)         239,964,714

Key Bank N.A.

   5.17%-5.70%, 3/24/2000-4/14/2000                                                         100,000,000  (a)          99,987,077

LaSalle National Bank

   4.95%-5.90%, 1/25/2000-3/27/2000                                                         160,000,000              159,994,448

NationsBank N.A.

   5.00%-5.26%, 1/5/2000-3/2/2000                                                            60,000,000               60,000,000

Union Bank of California

   6.00%, 8/14/2000                                                                          50,000,000               50,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $1,278,965,236)                                                                                           1,278,965,236


                                                                                              Principal
TIME DEPOSIT--5.5%                                                                           Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Chase Manhattan Bank N.A. (London)

   4.00%, 1/3/2000                                                                          190,000,000              190,000,000

Republic National Bank of New York (London)

   4.27%, 1/3/2000                                                                          107,743,000              107,743,000

TOTAL TIME DEPOSITS

   (cost $297,743,000)                                                                                               297,743,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $5,331,469,815)                                                                          98.8%            5,331,469,815

CASH AND RECEIVABLES (NET)                                                                         1.2%               67,733,954

NET ASSETS                                                                                       100.0%            5,399,203,769

(a) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         5,331,469,815  5,331,469,815

Interest receivable                                                  75,658,259

Prepaid expenses                                                        165,440

                                                                   5,407,293,514
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         2,730,312

Cash overdraft due to Custodian                                       5,080,648

Accrued expenses                                                        278,785

                                                                      8,089,745
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    5,399,203,769
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    5,399,197,489

Accumulated net realized gain (loss) on investments                       6,280
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     5,399,203,769
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(25 billion shares of $.001 par value Common Stock authorized)    5,400,072,857

Net Asset Value, offering and redemption price per share ($)              1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                    288,930,327

EXPENSES:

Management fee--Note 2(a)                                           25,900,085

Shareholder servicing costs--Note 2(b)                              13,462,530

Prospectus and shareholders' reports                                   895,598

Custodian fees                                                         236,082

Directors' fees and expenses--Note 2(c)                                 84,861

Professional fees                                                       65,268

Registration fees                                                       41,322

Miscellaneous                                                           37,031

TOTAL EXPENSES                                                      40,722,777

INVESTMENT INCOME--NET, representing net increase in net assets
  resulting from operations                                        248,207,550

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                                   -----------------------------

                                                     1999                 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                        248,207,550          245,626,593

Net realized gain (loss) on investments                --               76,661

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  248,207,550          245,703,254
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                      (248,207,550)        (245,626,593)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold              24,990,892,805       18,785,165,495

Dividends reinvested                          246,479,289          245,052,633

Cost of shares redeemed                  (25,222,700,524)     (18,212,055,022)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 14,671,570          818,163,106

TOTAL INCREASE (DECREASE) IN NET ASSETS       14,671,570          818,239,767
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         5,384,532,199        4,566,292,432

END OF PERIOD                               5,399,203,769        5,384,532,199

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended December 31,
                                                                --------------------------------------------------------------------

                                                                1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------------

Per Share Data ($):
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                            1.00           1.00           1.00           1.00           1.00

Investment Operations:

Investment income--net                                           .045           .049           .049           .048           .053

Distributions:

Dividends from investment income--net                           (.045)         (.049)         (.049)         (.048)         (.053)

Net asset value, end of period                                  1.00           1.00           1.00           1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                4.59           4.97           5.04           4.91           5.45
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .74            .74            .74            .76            .79

Ratio of net investment income
   to average net assets                                        4.49           4.85           4.92           4.76           5.33

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        --            .01            .01            .02             --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      5,399,204       5,384,532      4,566,292      4,714,699      4,459,938

SEE NOTES TO FINANCIAL STATEMENTS.

                                                            The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Liquid Assets, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value of per share $1.00.

The fund's statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $29,858 during the period ended December 31, 1999, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund's Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare and pay dividends from investment income-net on each business day. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is based on the value of the fund's average daily net assets and is computed at the following annual rates: 1/2 of 1% of the first $1.5 billion; 48/100ths of 1% of the next $500 million; 47/100ths of 1% of the next $500 million; and 45/100ths of 1% over $2.5 billion. The fee is payable monthly

The Agreement provides that if any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1% of the value of the fund's average net assets for any full year, the Manager will refund to the fund, or bear, the excess over 1%. However, the Manager had undertaken from January 1, 1999 through December 31, 1999 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of .75 of 1% of the value of the fund's average daily net assets. During the period ended December 31, 1999, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1999, the fund was charged $6,761,009 pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 1999, the fund was charged $5,241,055 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $6,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Liquid Assets, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Liquid Assets, Inc., including the statement of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Liquid Assets, Inc. at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
signature logo

New York, New York

January 2, 2000



NOTES

                                                           For More Information

                        Dreyfus Liquid Assets, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  039AR9912